EXHIBIT 99.1

INVESTOR PRESENTATION FIRST QUARTER 2024

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "may," "could," "look forward," "continue", "future", and variations of such words and similar expressions are intended to identify such forward-looking statements.

All statements with references to future time periods are forward-looking. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional risk factors include, but are not limited to, the risk factors described in Item 1A in ChoiceOne's Annual Report on Form 10-K for the year ended December 31, 2023.

In addition to results presented in accordance with GAAP, this presentation includes certain non-GAAP financial measures. ChoiceOne believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne.

Non-GAAP financial measures have inherent limitations. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP measures as comparative tools, together with GAAP measures, to assist in the evaluation of our operating performance or financial condition. Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period-to-period comparisons. ChoiceOne's method of calculating these non-GAAP measures may differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements.

Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation.

2

3 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

COMPANY PROFILE

ChoiceOne Bank maintains the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank

OVERVIEW

ChoiceOne Financial Services, Inc. ("COFS") was incorporated in 1986 as a Michigan corporation. ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street. Over its more than 125-year history, COFS has grown significantly, due in part to its merger with County Bank Corp. ($673 million in assets) and acquisition of Community Shores Bank Corporation ($244 million in assets). Today, COFS is a $2.7 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of $207 million as of March 31, 2024. COFS prides itself on maintaining the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank.

Personal Banking

Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions

Business Banking

Business banking offers business and agriculture loans, treasury services and public funds

Mortgage Lending

A comprehensive offering of residential mortgage options including fixed and adjustable-rate mortgages

Insurance

Insurance subsidiary offers customers a variety of options including life insurance, disability insurance and accidental death insurance

Trust / Fiduciary

Provides corporate trustee services, as well as estate planning including testamentary trusts and revocable living trusts

Investment Services & Wealth Management

Services offered include estate planning, retirement planning, college planning, charitable giving, risk management, tax management, stocks, bonds and mutual funds and asset preservation strategies

Coast to Coast Coverage

Through 35 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services and tailored solutions for its customers

SUMMARY FINANCIALS (3/31/2024)

Total Assets	$2,671
Deposits	$2,186
Gross Loans (Incl. HFS)	$1,425
Market Cap	$207
Annualized Dividend Yield	3.9%
P/E Ratio (TTM)	9.2x
Annualized ROAA	0.86%
Annualized ROAE	11.26%

MAP OF LOCATIONS



CONSIN
MICHIGAN
Milwaukee
Toront
Detroit
Chicago
OHIO
PENI
LINOIS
Indianapolis
ANA
Columbus
Branch Location

4

Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified
Note: All dollars in millions

AWARDS & ACCOMPLISHMENTS

With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top-tier community bank in Michigan and in the banking industry.

SBA Michigan 504 Third Party Lender of the Year Award
(Fiscal Year 2023)

Financial Literacy Award
(Michigan Bankers Association – 2024. 2023, 2022 & 2020)

Partner of the Michigan Community Fund
(Recognized for Supporting Affordable Housing – 2023)

Named Best Small Bank by *Newsweek* 3 Years in a row
2023 – 2022 – 2021

Mastercard Doing Well By Doing Good
(Segment Award – 2022)

ABA Foundation Community Commitment Awards
(Economic Inclusion Honorable Mention – 2021)

Best Small Business Solutions Nomination
(Finovate Awards – 2019)

Editor's Choice Award for Community Commitment
(Cardrates.com – 2019)

Silver Addy
(AAF – 2019)

Newsmaker Finalist of the Year
(Grand Rapids Business Journal – 2019 & 2018)

True North Community Partner Award
(True North Community Services – 2019 & 2018)

Startup Innovation Finalist with Plinqit
(Bank Director Best of FinXTech – 2019 & 2018)

Global Innovation Awards Nominee
(BAI – 2018)

National Top 20 Most Innovative Community Bank
(Independent Banker – 2018)

Award Nominee
(West MI Hispanic Chamber of Commerce – 2018)

ChoiceOne has a special culture, one that is driven by innovation, yet with a mission to provide superior service, quality advice and show our utmost respect to everyone we meet.

5

6 MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust which was merged into ChoiceOne . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 with various roles including Chief Operating Officer overseeing technology and bank operations . Prior to joining ChoiceOne he worked as a Certified Public Accountant at PwC for over 10 years, which included an international rotation in London, England . He holds both a Bachelor's degree and Master's degree in Accounting from Michigan State University . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice and show our utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

7 MANAGEMENT TEAM (CONT.) Ms . Heather D . Brolick has been Chief Human Resources Officer of ChoiceOne Bank since October 2020 following its acquisition of Community Shores Bank Corporation . Ms . Brolick served as Director, President and Chief Executive Officer of Community Shores Bank Corporation and Community Shores Bank From 2006 until 2020 . Ms . Brolick also currently serves as a Board member and Chairperson of the Board of Directors of Harbor Hospice and a Board member and Chairperson of the Board of Harbor Hospice Foundation, among others . HEATHER D. BROLICK | EVP & CHRO Mr . Jamula has served as the Senior Vice President of Wealth Management since 2021 . Mr . Jamula has over 28 years of banking experience, which includes sales leadership positions at TCF Bank, Chemical Bank and Fifth Third Bank covering Wealth Management and Private Banking . Mr . Jamula holds a Bachelor of Business Administration in Accounting from Grand Valley State University . Mr . Lee A . Braford has been a Senior Vice President and Chief Credit Officer of ChoiceOne Bank since January 2011 . He has served in various roles with ChoiceOne for over 25 years leading the development of ChoiceOne’s credit culture . Mr . Braford is active in organizations in Sparta, MI including serving on board of the Sparta Community Foundation, previously as its Chairman . ROB JAMULA | SVP WEALTH MANAGEMENT LEE A. BRAFORD | SVP & CCO Ms . Shelly M . Childers has served as Senior Vice President and Chief Information Officer at ChoiceOne Bank since 2019 . Prior to that Ms . Childers was the Senior Vice President and Chief Information Officer at Lakestone Bank and Trust . Ms . Childers has over 25 years of experience leading both the operational and digital sides of banking technology . Her background also includes experience in leading bank technology through acquisitions, mergers, and software conversions . Ms . Childers holds a Bachelor of Business Administration and Finance from the University of Michigan . SHELLY M. CHILDERS | SVP & CIO

8 Source: S&P Capital IQ Pro, as of 6/30/2023 Note: All dollars in thousands (1) Other MI includes branches not located in an MSA, including those in the cities of Fremont, Grant and Newaygo GEOGRAPHIC FOOTPRINT GRAND RAPIDS - KENTWOOD, MI 10 Locations $755,651 Deposits 2.57% Market Share 11 Market Rank SOUTHEASTERN MI (DETROIT MSA) 13 Locations $824,609 Deposits 0.45% Market Share 13 Market Rank MUSKEGON, MI 5 Locations $350,225 Deposits 16.84% Market Share 3 Market Rank Other MI (1) 3 Locations $155,903 Deposits NA Market Share NA Market Rank MAP OF LOCATIONS SCALE IN LEGACY MARKETS BY MSA

9 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date (1) Excludes $138.0 million and $33.1 million in PPP loans in 2020, 2021 respectively M&A HISTORY COFS has completed three whole bank M&A deals, most recently, the merger of equals with County Bank Corp. in 2019 and an acqu isi tion of Community Shores Bank Corporation in 2020 Target Operating Metrics (Quarter Before Announcement) Deal Profile (Announcement) Transaction Overview LTM ROAA Gross Loans Total Assets Consideration Deal Value Announcement Date Target City, State Target 0.49% $147.2 $185.1 76.5% Stock / 23.5% Cash $21.9 1/6/2020 Muskegon, MI 1.13% $363.9 $616.6 100.0% Stock / 0.0% Cash $89.0 3/25/2019 Lapeer, MI 0.99% $150.7 $216.4 99.9% Stock / 0.1% Cash $29.0 4/25/2006 Kent City, MI COFS M&A HISTORY ORGANIC AND ACQUISITIVE ASSET GROWTH Organic Assets Acquired Assets $1,781 $2,334 $2,386 $2,577 $2,671 2020 (1) 2021 (1) 2022 2023 2024 Q1

FINANCIAL SUMMARY

11 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 exc. where spec. identified; Note: All dollars in thousands (1) Includes $138.0 million, $33.1 million and $0 million in PPP loans in 2020, 2021 and 2022, respectively 2) excluding brokered deposits of $23.4 million and $ 41.9 million in 2023 and Q 1 2024. respectively HISTORIC BALANCE SHEET GROWTH – COFS Outline of COFS’ notable balance sheet growth following two M&A transactions in 2019 and 2020, both including & excluding the im pact of PPP loans Total Equity Total Deposits Gross Loans (Including Held For Sale) (1) Total Assets PPP 8.6% annualized deposit growth (2) during the first quarter 2024 $1,674,578 $2,052,294 $2,118,003 $2,122,055 $2,185,848 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 2020 2021 2022 2023 2024 Q1 $227,268 $221,669 $168,874 $195,634 $206,756 $ - $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 2024 Q1 $1,117,798 $1,068,831 $1,194,616 $1,415,363 $1,424,625 $ - $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 2020 2021 2022 2023 2024 Q1 $1,919,342 $2,366,682 $2,385,915 $2,576,706 $2,670,699 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2020 2021 2022 2023 2024 Q1

ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK

Deposit Mix and Detail (3/31/2024)



Jumbo CDs (> $250k)
9%
Retail CDs (≤ $250k)
10%
Transaction-
Non interest
bearing
23%
MMDA &
Sav.
29%
Transaction-
Interest
bearing
29%

	Balance	% of Total
Transaction	$1,130,631	51.7%
MMDAs & Savings	624,895	28.6%
Retail CDs (≤ $250K)	222,633	10.2%
Jumbo CDs (> $250K)	207,689	9.5%
Total Deposits	**$2,185,848**	**100.0%**

Demand Deposit Mix (3/31/2024) (1)



Public Funds-Savings
7%
Public Funds-Transactional
12%
Business-
Transactional
26%
$1.7 Billion
Retail-Savings
23%
Business-Savings
11%
Retail-Transactional
21%

Commentary

- Diverse local deposit franchise of retail, business, and municipal accounts
- Launched new treasury management platform in 2023 with best-in-class functionality
- At 3/31/2024 Non-interest-bearing deposit base of $502.7 million or 23% of deposits
- 37% of total deposits exceed the FDIC limit of $250,000, as of 3/31/2024
- Diversified offerings such as Intrafi's CDARS and ICS products that increase depositors' FDIC coverage
- Ample borrowing capacity from the Federal Home Loan Bank, Federal Reserve, and other sources is available to fully cover uninsured deposits

Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified
Note: All dollars in thousands
(1) Saving accounts include MMDA's

12

13 0.20% 2.16% 0.25% 5.50% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q4 2021 Q1 2024 Current Cycle to date Cost of IB Deposits Fed Funds Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 NIB Deposits IB Deposits Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified Note: All dollars in thousands; costs are annualized on a quarterly basis ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK (CONT.) ▪ Deposits, excluding brokered deposits, increased by $45.3 million or an annualized 8.6% in the first quarter of 2024. The increase in deposits in the first quarter is a combination of new business, recapture of deposit losses from earlier in the year, and some seasonality of municipal balances ▪ Non - interest - bearing and transactional account balances drive lower cost of deposits ▪ Management team has demonstrated historical success of controlling deposit costs in previous interest rate cycle Deposit Mix and Detail (3/31/2024) Commentary Historic Cost of Interest - Bearing Deposits vs Fed Funds $2,185,848 $2,105,901 $2,086,388 26% 26% 25% 74% 74% 75% 23% 77% $2,133,195 77% 23% $2,122,055 0.27% 0.91% 0.25% 2.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q3 2015 Q2 2019 Cost of IB Deposits Fed Funds 28% Beta 37% Beta LAST CYCLE Q3 2015 – Q2 2019 CURRENT CYCLE TO DATE 0.62% 0.98% 1.36% 1.57% 1.65% 0.86% 1.33% 1.81% 2.11% 2.16% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Cost of Deposits Cost of Interest bearing Deposits

14 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified Note: All dollars in thousands; yields are annualized on a quarterly basis (1) Detail by types per call report codes ATTRACTIVE LOAN MIX – CHOICEONE BANK ▪ Strong commercial real estate portfolio - 48% of CRE loans are owner occupied ▪ QTD Yield on loans of 5.92% ▪ $455 million of loans classified as variable or 32% of portfolio ▪ $289.5 million of loans with Principal Paydown (Payments & Maturities) one year or less or 20.3% of portfolio ▪ Weighted average duration of loan portfolio of 2.0 years ▪ Active residential real estate lending with sold (primarily service retained) and portfolio mortgages Loan Mix and Detail (3/31/2024) (1) Commentary Loan to Deposit Ratio % of Total Balance 6.0% $85,325 Construction & Development 25.5% 363,152 1 - 4 Family 4.2% 59,318 Multifamily 15.6% 222,835 C&I 2.8% 39,791 Farm & Agricultural 3.0% 43,394 Consumer, Leases & Other 20.4% 290,841 CRE – Owner Occupied 22.5% 319,969 CRE – Non - Owner Occupied 42.9% $610,810 Total CRE 100.0% $1,424,625 Total Loans 52.5% 56.2% 57.5% 60.6% 61.4% 66.7% 65.2% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Constr. & Development 6% 1 - 4 Family 26% Multifamily 4% Owner Occ. Comm. RE 20% Non Own. Occ. Comm. RE 22% Comm. & Industrial 16% Farm & Agriculture 3% Consumer 3%

15 Commercial Mortgage Backed 24% Mortgage - Backed 15% Asset - Backed Securities 1% Corporate 2% State and MUNI - Tax Exempt 30% State and MUNI - Taxable 18% US Treasury Bonds and Agency 10% Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified (1) Securities portfolio breakdown is by book value and excludes equity securities (2) Reported value of securities: Available for sale, at fair value and held to maturity, at amortized cost net of credit losses (3) See Non - GAAP Reconciliation INVESTMENT PORTFOLIO – COFS Securities Portfolio Breakdown (1) $903 Million (2) SECURITY PORTFOLIO HIGHLIGHTS ▪ COFS’ total securities portfolio of $903 million consists of high - quality securities to be used for liquidity and cash flow ▪ $397.9 million of the portfolio is at held to maturity status. A large component of these securities are local issuance municipals or CRA ▪ 82% of securities are rated AA or higher ▪ Ample on balance sheet liquidity to fund future loan growth, including $133.7 million of cash flow from securities over the next two years Total Portfolio ▪ COFS’ securities income was $6.8 million, with a yield of 2.71% for the three months ended March 31, 2024 ▪ COFS’ tax equivalent securities income was $7.1 million, with a yield of 2.85% (3) for the three months ended March 31, 2024 ▪ Modified Duration of the portfolio is 5.28, however the impact of the hedging strategy (including all $401 million of notional pay - fix swaps) reduces the modified duration to 2.52. Weighted average life of the portfolio was 6.17 years ▪ 79% of the portfolio is bullet - like in structure Yield & Duration ▪ ChoiceOne has pay - fixed interest rate swaps with a total notional value of $401.0 million. These derivative instruments will increase in value as long - term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale Interest Rate Risk

16 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified Note: All dollars in thousands (1) Derivatives income impact assumes a SOFR rate of 5.31% in perpetuity INTEREST RATE SWAPS ChoiceOne uses interest rate swaps as part of our interest rate risk management strategy. ChoiceOne has pay - fixed interest rate swaps with a total notional value of $401.0 million with a weighted average coupon of approximately 3.07%. These derivative instruments will increase in value as lon g - term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale INCOME IMPACT (1) Fair Value at 3/31/24 Contract End Item Hedged Coupon Notional Value Swaps 5,981 2031 - 2032 Fixed rate securities 3.40% 200,950 Current Paying 14,251 2032 Variable Deposits 2.75% 200,000 Forward Starting 20,232 Total Projected Actual Total 2024 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Total 2023 Swaps 3,825 960 960 960 945 3,368 Current paying 3,413 1,280 1,280 853 Forward starting (1,098) (205) (893) (3,674) Terminated 6,140 2,240 2,240 1,608 52 (306) Net Interest Income Impact

17 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified (1) Net interest margin (tax - equivalent basis). See Non - GAAP reconciliation FINANCIAL PERFORMANCE METRICS – COFS Efficiency Ratio & Noninterest Expense to Average Assets NIM (1) ROAE ROAA 0.94% 1.02% 1.00% 0.85% 0.86% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2020 2021 2022 2023 2024 Q1 7.28% 9.79% 13.25% 12.00% 12.26% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 2020 2021 2022 2023 2024 Q1 62.99% 63.85% 61.92% 65.48 64.55% 3.07% 2.45% 2.25% 2.21% 2.09% 2020 2021 2022 2023 2024 Q1 Efficiency Ratio Non-interest Expense/ Avg Assets 3.51% 3.14% 3.09% 2.83% 2.74% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2020 2021 2022 2023 2024 Q1

18 Gain on Sale of Loans Service Charges Wealth BOLI Revenue Other Fees Gain on Sale of Loans Service Charges Wealth BOLI Revenue Other Fees Gain on Sale of Loans Service Charges Wealth BOLI Revenue Other Fees Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified Note: Non - interest Income amounts exclude gain (losses) on sale of securities and changes in value of equity securities NON - INTEREST INCOME – COFS Diversified sources of non - interest income with multiple lines of business including Wealth Management 2022 2023 Three Months Ended 3/31/2024 $15.8 Million $15.2 Million 13% 10% 61% 11% 7% 60% $4.0 Million 10% 7% 9% 8% 8% 10% 59% 15% 12%

19 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified (1) Excluding held for sale loans (2) Annualized quarter data ASSET QUALITY – COFS Historically strong credit metrics Net Charge - Offs / Average Loans NPLs / Loans (1) Texas Ratio NPAs / Total Assets 0.05% 0.03% 0.03% 0.03% 0.01% 0.00% 0.05% 0.10% 0.15% 0.20% 2020 2021 2022 2023 2024 Q1 (2) 0.74% 0.52% 0.22% 0.13% 0.13% (0.10%) 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 2020 2021 2022 2023 2024 Q1 1.13% Allowance for Credit Losses to Total Loans 5.03% 3.47% 2.34% 1.23% 1.14% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2020 2021 2022 2023 2024 Q1 0.44% 0.24% 0.11% 0.07% 0.07% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2020 2021 2022 2023 2024 Q1

20 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified STRONG RISK MANAGEMENT ▪ ChoiceOne uses interest rate swaps as part of our interest rate risk management strategy . ChoiceOne has pay - fixed interest rate swaps with a total notional value of $ 401 . 0 million, a fair value of $ 20 . 2 million and a weighted average coupon of approximately 3 . 07% . These derivative instruments will increase in value as long - term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale ▪ $ 200 million of the total notional value is a forward starting pay - fix, receive floating swap starting in April 2024 with an eight - year term set to expire in 2032 . The forward starting pay fixed, receive floating swap agreements will pay a fixed coupon rate of 2 . 75 % while receiving the SOFR Rate starting in April 2024 ▪ In March 2023 , ChoiceOne terminated all Receive - Fix, Pay Floating Swap Agreements for a cash payment of $ 4 . 2 million . The loss is being amortized with an expense of approximately $ 285 thousand monthly through April 2024 , which was the remaining period of the agreements ▪ Diversified income streams with growth in our Wealth Management department . Since August 2022 , over $ 56 million of deposits were transferred off balance sheet to ChoiceOne Wealth Management . Focus on transactional non - interest - bearing deposits and service fees with newly launched Treasury platform Proactive steps to mitigate interest rate risk and increase functional liquidity Interest Rate Risk Management Liquidity Risk Management ▪ Increased cash position and used a variety of funding sources including brokered CD’s to add liquidity and preserve borrowing capacity ▪ In January of 2024 , ChoiceOne refinanced $ 170 million from the Federal Reserve’s Bank Term Funding Program (BTFP) at a fixed rate of 4 . 76 % for 1 year . This borrowing can be prepaid without penalty ▪ Pledging of eligible assets to FHLB, Fed Discount window, and BTFP to enhance operational liquidity and ease of access to reliable sources of funding . This secured a total of $ 960 . 7 million in unused available borrowings, exceeding uninsured deposits ▪ Proactive discussions with large deposit customers offering extended FDIC insurance through programs such as Intrafi

21 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified (1) See Non - GAAP Reconciliation CAPITAL Regulatory Ratios Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 ChoiceOne Financial Services Inc. 13.3% 13.0% 13.2% 13.2% 13.5% 13.8% 13.7% 13.8% Total capital (to risk weighted assets) 10.5% 10.3% 10.4% 10.5% 10.7% 11.1% 10.9% 11.0% Common equity Tier 1 capital (to risk weighted assets) 10.7% 10.5% 10.7% 10.8% 11.0% 11.4% 11.2% 11.3% Tier 1 capital (to risk weighted assets) 7.6% 7.5% 7.4% 7.7% 7.7% 7.9% 7.6% 7.5% Tier 1 capital (to average assets) $ 27.36 $ 25.92 $ 24.02 $ 23.79 $ 22.43 $ 22.47 $ 20.86 $ 22.19 Book value per share $ 19.21 $ 17.73 $ 15.80 $ 15.53 $ 14.12 $ 14.12 $ 12.47 $ 13.75 Tangible book value per share (1) $ 25.08 $ 24.56 $ 23.61 $ 23.14 $ 23.67 $ 22.99 $ 22.42 $ 21.88 Tangible book value per share excluding AOCI (1) ChoiceOne Bank 12.6% 12.4% 12.7% 12.7% 13.0% 13.0% 12.8% 12.7% Total capital (to risk weighted assets) 11.8% 11.8% 12.0% 12.2% 12.5% 12.5% 12.3% 12.2% Common equity Tier 1 capital (to risk weighted assets) 11.8% 11.8% 12.0% 12.2% 12.5% 12.5% 12.3% 12.2% Tier 1 capital (to risk weighted assets) 8.3% 8.4% 8.3% 8.7% 8.7% 8.7% 8.3% 8.1% Tier 1 capital (to average assets)

Nasdaq

COFS TRADES ON THE NASDAQ®

ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, "COFS"

Market Makers in ChoiceOne Stock

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Raymond James & Associates
Anthony LanFranca
312.655.2961

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

OTHER SELECTED HIGHLIGHTS – COFS

	Quarterly							
Performance Ratios	2022 2nd Qtr.	2022 3rd Qtr.	2022 4th Qtr.	2023 1st Qtr.	2023 2nd Qtr.	2023 3rd Qtr.	2023 4th Qtr.	2024 1st Qtr.
Return on average assets	0.95%	0.97%	1.13%	0.94%	0.86%	0.80%	0.82%	0.86%
Return on average equity	12.68%	14.11%	16.68%	13.42%	12.13%	11.31%	11.32%	11.26%
Return on average tangible common equity	18.87%	21.96%	26.63%	20.64%	18.31%	16.55%	16.40%	15.81%
Net interest margin *(fully tax-equivalent)*	3.02%	3.15%	3.15%	3.09%	2.86%	2.70%	2.72%	2.74%
Efficiency ratio	61.43%	61.06%	60.15%	65.40%	65.92%	65.74%	65.31%	64.55%
Cost of funds	0.25%	0.35%	0.59%	0.79%	1.29%	1.70%	1.91%	2.00%
Cost of deposits	0.19%	0.29%	0.47%	0.62%	0.98%	1.36%	1.57%	1.65%
Cost of interest bearing liabilities	0.34%	0.48%	0.82%	1.08%	1.69%	2.20%	2.45%	2.53%
Shareholders' equity to total assets	7.05%	6.63%	7.08%	7.00%	7.22%	7.04%	7.59%	7.74%
Tangible common equity to tangible assets	4.49%	4.07%	4.57%	4.52%	4.83%	4.74%	5.32%	5.56%
Annualized noninterest expense to average assets	2.23%	2.25%	2.23%	2.34%	2.24%	2.14%	2.13%	2.09%
Loan to deposit	52.81%	52.92%	56.40%	57.66%	61.02%	61.65%	66.70%	65.17%
Full-time equivalent employees	380	383	376	376	380	376	369	367

Asset Quality (in thousands)	2022 2nd Qtr.	2022 3rd Qtr.	2022 4th Qtr.	2023 1st Qtr.	2023 2nd Qtr.	2023 3rd Qtr.	2023 4th Qtr.	2024 1st Qtr.
Net loan charge-offs (recoveries)	$ 185	$ 59	$ (12)	$ 28	$ 67	$ 148	$ 120	$ 51
Annualized net loan charge-offs (recoveries) to average loans	0.07%	0.02%	0.00%	0.01%	0.02%	0.05%	0.04%	0.01%
Allowance for loan losses	7,416	7,457	7,619	15,065	14,582	14,872	15,685	16,037
Unfunded commitment liability	-	-	-	2,991	3,156	2,718	2,160	1,757
Allowance to loans (excludes held for sale)	0.66%	0.66%	0.64%	1.24%	1.15%	1.14%	1.11%	1.13%
Non-Accruing loans	1,242	1,197	1,263	1,596	1,581	1,670	1,723	1,715
Nonperforming loans (includes OREO)	2,714	2,628	2,666	1,726	1,847	1,792	1,845	1,837
Nonperforming loans to total loans (excludes held for sale)	0.24%	0.23%	0.22%	0.14%	0.15%	0.14%	0.13%	0.13%
Nonperforming assets to total assets	0.11%	0.11%	0.11%	0.07%	0.07%	0.07%	0.07%	0.07%

Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified
(1) See Non-GAAP Reconciliation

23

24 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified APPENDIX NON - GAAP RECONCILIATION (1) Adjusted to a fully tax - equivalent basis to facilitate comparison to the taxable interest - earning assets. The adjustment use s an incremental tax rate of 21%. The presentation of these measures on a tax - equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non - GAAP measures ensure compara bility with respect to both taxable and tax - exempt loans and securities. Year ended December 31, 2023 2022 2021 2020 Rate Interest Rate Interest Rate Interest Rate Interest $ 67,415 $ 68,979 $ 62,137 $ 51,808 Net interest income (tax - equivalent basis) (Non - GAAP) (1) % 2.83% 3.09% 3.14% 3.51 Net interest margin (tax - equivalent basis) (Non - GAAP) (1) Reconciliation to Reported Net Interest Income 67,415 68,979 62,137 51,808 Net interest income (tax - equivalent basis) (Non - GAAP) (1) (1,530) (1,665) (1,513) (737) Adjustment for taxable equivalent interest $ 65,885 $ 67,314 $ 60,624 $ 51,071 Net interest income (GAAP) % 2.77% 3.01% 3.08% 3.38 Net interest margin (GAAP)

APPENDIX NON-GAAP RECONCILIATION

	Quarterly															
	2022 2nd Qtr.		2022 3rd Qtr.		2022 4th Qtr.		2023 1st Qtr.		2023 2nd Qtr.		2023 3rd Qtr.		2023 4th Qtr.		2024 1st Qtr.	
	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	$ 16,711		$ 17,709		$ 1,777		$ 17,410		$ 16,468		$ 16,609		$ 16,945		$ 16,871	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)		3.02 %		3.15 %		3.12 %		3.09 %		2.86 %		2.70 %		2.72 %		2.74 %
Reconciliation to Reported Net Interest Income																
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	16,711		17,709		17,777		17,410		16,468		16,609		16,945		16,871	
Adjustment for taxable equivalent interest	(422)		(371)		(411)		(398)		(377)		(383)		(390)		(397)	
Net interest income (GAAP)	$ 16,289		$ 17,338		$ 17,366		$ 17,012		$ 16,091		$ 16,226		$ 16,555		$ 16,474	
Net interest margin (GAAP)		2.94 %		3.08 %		3.05 %		3.02 %		2.79 %		2.64 %		2.66 %		2.67 %

	2024 1st Qtr.	
	Interest	Rate
Securities income (tax-equivalent basis) (Non-GAAP)	7,136	2.85 %
Adjustment for taxable equivalent interest	(376)	
Securities income (GAAP)	6,760	2.71 %

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax-equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.

Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified

25

APPENDIX NON-GAAP RECONCILIATION

(dollars in thousands)	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Shareholders' equity	$ 166,460	$ 156,657	$ 168,874	$ 168,712	$ 179,240	$ 181,161	$ 195,634	$ 206,756
Less: goodwill	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946
Less: core deposit intangible	3,358	3,062	2,809	2,557	2,304	2,057	1,854	1,651
Tangible common equity	$ 103,156	$ 93,649	$ 106,119	$ 106,209	$ 116,990	$ 119,158	$ 133,834	$ 145,159
Common stock shares outstanding	7,503	7,510	7,516	7,522	7,535	7,541	7,548	7,556
Tangible book value per share	$ 13.75	$ 12.47	$ 14.12	$ 14.12	$ 15.53	$ 15.80	$ 17.73	$ 19.21
Tangible common equity	$ 103,156	$ 93,649	$ 106,119	$ 106,209	$ 116,990	$ 119,158	$ 133,834	$ 145,159
Less: accumulated other comprehensive income (loss), net	(65,072)	(78,982)	(71,797)	(67,878)	(60,921)	(62,470)	(51,578)	(44,324)
Tangible common equity excluding AOCI	$ 168,228	$ 172,631	$ 177,916	$ 174,087	$ 177,911	$ 181,628	$ 185,412	$ 189,483
Common stock shares outstanding	7,503	7,510	7,516	7,522	7,535	7,541	7,548	7,556
Tangible book value per share excluding AOCI	$ 22.42	$ 22.99	$ 23.67	$ 23.14	$ 23.61	$ 24.08	$ 24.56	$ 25.08

(dollars in thousands)	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net income	$ 5,615	$ 5,813	$ 6,684	$ 5,633	$ 5,213	$ 5,122	$ 5,293	$ 5,634
Less: intangible amortization (tax affected at 21%)	254	235	199	199	200	195	160	160
Adjusted net income	$ 5,361	$ 5,578	$ 6,485	$ 5,434	$ 5,013	$ 4,927	$ 5,133	$ 5,474
Average shareholders' equity	$ 177,085	$ 164,758	$ 160,284	$ 167,952	$ 171,912	$ 181,219	$ 187,099	$ 200,177
Less: average goodwill	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946
Less: average core deposit intangible	3,516	3,220	2,942	2,687	2,435	2,188	1,960	1,756
Average tangible common equity	$ 113,623	$ 101,592	$ 97,396	$ 105,319	$ 109,531	$ 119,085	$ 125,193	$ 138,475
Return on average tangible common equity	18.87%	21.96%	26.63%	20.64%	18.31%	16.55%	16.40%	15.81%

Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified

26

APPENDIX QUARTERLY TABLE ONE

(Dollars in thousands)	Three Months Ended March 31, 2023			Three Months Ended December 31, 2023			Three Months Ended March 31, 2024		
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets:									
Loans (1)(3)(4)(5)(6)	$ 1,202,268	$ 14,889	5.02 %	$ 1,359,643	$ 19,782	5.77 %	$ 1,412,569	$ 20,807	5.92 %
Taxable securities (2)	761,318	4,913	2.62	726,335	5,532	3.02	710,508	5,348	3.03
Nontaxable securities (1)	298,429	1,817	2.47	292,883	1,753	2.37	291,632	1,788	2.47
Other	19,452	177	3.68	92,635	1,284	5.50	64,064	886	5.56
Interest-earning assets	2,281,467	21,796	3.87	2,471,496	28,350	4.55	2,478,773	28,829	4.68
Noninterest-earning assets	109,877			118,045			142,236		
Total assets	$ 2,391,344			$ 2,589,541			$ 2,621,009		
Liabilities and Shareholders' Equity:									
Interest-bearing demand deposits	$ 875,435	$ 1,572	0.73 %	$ 864,689	$ 3,667	1.68 %	$ 883,372	$ 3,577	1.63 %
Savings deposits	407,022	273	0.27	343,766	530	0.61	338,497	641	0.76
Certificates of deposit	247,856	1,279	2.09	357,038	3,812	4.24	377,640	4,115	4.38
Brokered deposit	12,762	152	4.84	32,541	413	5.03	34,708	444	5.14
Borrowings	63,122	708	4.55	185,707	2,221	4.75	214,835	2,523	4.72
Subordinated debentures	35,290	402	4.62	35,474	414	4.63	35,535	412	4.67
Other	-	-	-	25,729	349	5.38	19,699	246	5.02
Interest-bearing liabilities	1,641,487	4,386	1.08	1,844,944	11,405	2.45	1,904,286	11,958	2.53
Demand deposits	566,628			546,778			506,175		
Other noninterest-bearing liabilities	15,277			10,720			10,371		
Total liabilities	2,223,392			2,402,442			2,420,832		
Shareholders' equity	167,952			187,099			200,177		
Total liabilities and shareholders' equity	$ 2,391,344			$ 2,589,541			$ 2,621,009		
Net interest income (tax-equivalent basis) (Non-GAAP) (1)		$ 17,410			$ 16,945			$ 16,871	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)			3.09 %			2.72 %			2.74 %
Reconciliation to Reported Net Interest Income									
Net interest income (tax-equivalent basis) (Non-GAAP) (1)		$ 17,410			$ 16,945			$ 16,871	
Adjustment for taxable equivalent interest		(398)			(390)			(397)	
Net interest income (GAAP)		$ 17,012			$ 16,555			$ 16,474	
Net interest margin (GAAP)			3.02 %			2.66 %			2.67 %

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.
(2) Taxable securities include dividend income from Federal Home Loan Bank and Federal Reserve Bank stock.
(3) Loans include both loans to other financial institutions and loans held for sale.
(4) Non-accruing loan and PPP loan balances are included in the balances of average loans.
(5) Interest on loans included net origination fees, accretion income, and PPP fees.

27

Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified

28 Source: Numbers based on ChoiceOne internal data as of 3/31/2024 except where specifically identified Note: Excludes loans held for sale APPENDIX LOANS BY LOAN CATEGORY (Dollars in thousands) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Loans: $ 41,950 $ 49,211 $ 43,290 $ 40,684 $ 55,995 $ 64,159 $ 63,347 $ 59,063 Agricultural 231,222 229,915 222,357 224,191 217,063 210,210 208,590 208,857 Commercial and Industrial 34,268 36,541 37,605 38,614 38,891 39,808 38,356 38,376 Consumer 794,705 786,921 709,960 657,549 648,202 630,953 593,195 565,163 Commercial Real Estate 17,890 20,936 16,477 16,734 13,939 14,736 14,299 17,950 Construction Real Estate 268,523 267,730 256,348 247,618 236,493 229,916 214,614 191,980 Residential Real Estate 30,032 19,400 23,763 38,838 - - 70 37,422 Loans to Other Financial Institutions 1,418,590 1,410,654 1,309,800 1,264,228 1,210,583 1,189,782 1,132,471 1,118,811 Gross Loans 16,037 15,685 14,872 14,582 15,065 7,619 7,457 7,416 Less allowance for credit losses on loans 1,402,553 1,394,969 1,294,928 1,249,646 1,195,518 1,182,163 1,125,014 1,111,395 Loans, Net